EXHIBIT 8(i)(2)

AMENDMENT NO. 4 TO PARTICIPATION AGREEMENT AMERICAN FUNDS

Amendment No. 4

to the

Fund Participation Agreement (the “Agreement”), dated as of January 28, 2005 between

Transamerica Life Insurance Company,

American Funds Insurance Series and Capital Research and Management Company

All defined terms in the Agreement are applicable to this Amendment.

Effective November 1, 2009, the Agreement is amended as follows:

1.	Attachment A is hereby replaced by the Attachment A that follows.

Except as expressly supplemented, amended or consented to hereby, all of the representations and conditions of the Agreement will remain unamended and will continue to be in full force and effect.

In Witness Whereof, the following duly authorized officers have caused this Amendment to be executed:

Transamerica Life Insurance Company		American Funds Insurance Series

By:	/s/ Arthur D. Woods	By:	/s/ Steven L. Koszalka
Name:	Arthur D. Woods	Name:	Steven I. Koszalka
As its:	Vice President	As its:	Secretary

Capital Research and Management Company

By:	/s/ Michael J. Downer
Name:	Michael J. Downer
As its:	Senior Vice President and Secretary

Attachment A

SEPARATE ACCOUNTS, CONTRACTS AND PORTFOLIOS

Name of Separate Account and Date Established by the Board of Directors	SEC File Numbers of the Contracts Funded	Portfolios
PFL Corporate Account One Est. August 10, 1998	1933 Act Exempt 1940 Act Exempt (Advantage V Variable Universal Life Policy) (Advantage VI Variable Universal Life Policy)

•     Asset Allocation Fund – Class 2 Shares

•     Blue Chip Income and Growth Fund – Class 2 Shares

•     Bond Fund – Class 2 Shares

•     Cash Management Fund – Class 2 Shares

•     Global Discovery Fund – Class 2 Shares

•     Global Growth Fund – Class 2 Shares

•     Global Growth & Income Fund – Class 2 Shares

•     Global Small Capitalization Fund – Class 2 Shares

•     Growth Fund – Class 2 Shares

•     Growth-Income Fund – Class 2 Shares

•     High-Income Bond Fund – Class 2 Shares

•     International Fund – Class 2 Shares

•     New World Fund – Class 2 Shares

•     U.S. Government/AAA-Rated Securities Fund – Class 2 Shares

Transamerica Corporate Separate Account Sixteen June 16, 2003	1933 Act File No. 333-109579 1940 Act File No. 811-21440 (Advantage X Variable Universal Life Policy)

•     Asset Allocation Fund – Class 2 Shares

•     Blue Chip Income and Growth Fund – Class 2 Shares

•     Bond Fund – Class 2 Shares

•     Cash Management Fund – Class 2 Shares

•     Global Discovery Fund – Class 2 Shares

•     Global Growth Fund – Class 2 Shares

•     Global Growth & Income Fund – Class 2 Shares

•     Global Small Capitalization Fund – Class 2 Shares

•     Growth Fund – Class 2 Shares

•     Growth-Income Fund – Class 2 Shares

Name of Separate Account and Date Established by the Board of Directors	SEC File Numbers of the Contracts Funded	Portfolios
Transamerica Corporate Separate Account Sixteen June 16, 2003	1933 Act File No. 333-109579 1940 Act File No. 811-21440 (Advantage X Variable Universal Life Policy)	• High-Income Bond Fund – Class 2 Shares • International Fund – Class 2 Shares • New World Fund – Class 2 Shares • U.S. Government/AAA-Rated Securities Fund – Class 2 Shares

Separate Account VA-1 December 4, 1986	1933 Act File No. 333-128773 1940 Act File No. 811-04940 (Prime Investor Variable Annuity)

•     Cash Management Fund – Class 1 Shares

•     Growth Fund - Class 1 Shares

•     Growth-Income Fund – Class 1 Shares

•     High-Income Bond Fund – Class 1 Shares

•     U.S. Government/AAA-Rated Securities Fund – Class 1 Shares

Separate Account VA Z February 13, 2007	33 Act File No. 333-142762 40 Act File No. 811-22063 (Flexible Premium Variable Annuity – K, under the marketing name “Transamerica Investor Choice Annuity”)	• Asset Allocation Fund – Class 2 Shares • Bond Fund - Class 2 Shares • Growth Fund – Class 2 Shares • Growth-Income Fund - Class 2 Shares • International Fund - Class 2 Shares

Separate Account VA Y October 19, 2001	33 Act File No. 333-131987 40 Act File No. 811-21858 (Flexible Premium Variable Annuity – J, under the marketing name “Transamerica Axiom”	• Asset Allocation Fund – Class 2 Shares • Bond Fund - Class 2 Shares • Growth Fund – Class 2 Shares • Growth-Income Fund - Class 2 Shares • International Fund - Class 2 Shares

Name of Separate Account and Date Established by the Board of Directors	SEC File Numbers of the Contracts Funded	Portfolios
Separate Account VA W May 15, 2000	33 Act File No. 333-116562 40 Act File No. 811-21594 (Flexible Premium Variable Annuity – G, under the marketing name “Transamerica Liberty”	• Asset Allocation Fund – Class 2 Shares • Bond Fund - Class 2 Shares • Growth Fund – Class 2 Shares • Growth-Income Fund - Class 2 Shares • International Fund - Class 2 Shares

Separate Account VA B January 19, 1990	33 Act File No. 33-56908 40 Act File No. 811-06032 (Transamerica Freedom Variable Annuity) 33 Act File No. 33-33085 40 Act File No. 811-06032 (Transamerica Landmark Variable Annuity)	• Asset Allocation Fund – Class 2 Shares • Bond Fund - Class 2 Shares • Growth Fund – Class 2 Shares • Growth-Income Fund - Class 2 Shares • International Fund - Class 2 Shares

Separate Account VA C February 20, 1997	33 Act File No. 333-83957 40 Act File No. 811-09503 (Transamerica Extra Variable Annuity)	• Asset Allocation Fund – Class 2 Shares • Bond Fund - Class 2 Shares • Growth Fund – Class 2 Shares • Growth-Income Fund - Class 2 Shares • International Fund - Class 2 Shares

Separate Account VA X May 15, 2000	33 Act File No. 333-125817 40 Act File No. 811-21776 (Flexible Premium Variable Annuity – I, under the marketing name “Transamerica Advisor Elite”)	• Asset Allocation Fund – Class 2 Shares • Bond Fund - Class 2 Shares • Growth Fund – Class 2 Shares • Growth-Income Fund - Class 2 Shares • International Fund - Class 2 Shares